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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (Date of earliest event reported): June 21, 2001



                                 CHRONIMED INC.
             (Exact name of registrant as specified in its charter)



                                    MINNESOTA
                 (State or other jurisdiction of incorporation)


                    0-19952                     41-1515691
             (Commission File No.)    (IRS Employer Identification No.)



            10900 Red Circle Drive, Minnetonka, Minnesota    55343
            (Address of Principal Executive Offices)       (Zip Code)




               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 (952/979-3600)



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Item 5.  Other Events

         On June 21, 2001, Chronimed Inc. provided additional information regarding its previously announced intention to restate its financial statements for the fiscal year ended June 30, 2000, and for the first three quarters of the current fiscal year, which ends June 29, 2001. The Company currently estimates that fiscal 2000 revenues were overstated by not more than $3,000,000 and revenues for the first three quarters of fiscal 2001 were overstated by not more than $4,000,000. In addition, Chronimed estimates that it will take a one-time charge for doubtful accounts in an amount that will not exceed $7,000,000 during the quarter ending June 29, 2001. The June 21, 2001, news release has been furnished as an exhibit to this filing.


Item 7.  Financial Statements and Exhibits

(a)      Financial statements of businesses acquired.

         Not applicable

(b)      Pro forma financial information.

         Not applicable

(c)      Exhibits

99.1     News release dated June 21, 2001







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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.

                                          CHRONIMED INC.
                                           (Registrant)

Date:  June 22, 2001

                                By:  /s/ Henry F. Blissenbach
                                     -------------------------
                                     Henry F. Blissenbach
                                     Chief Executive Officer and
                                     Chairman of the Board of Directors


                                     /s/ Gregory H. Keane
                                     --------------------
                                     Gregory H. Keane
                                     Vice President and Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit
Number   Description of Exhibit


99.1     News release dated June 21, 2001